SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No.    )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to (section)240 14a-11(c) or (section)240.14a-12

                     MEDICAL TECHNOLOGY & INNOVATIONS, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11

     (1)   Title of each class of securities to which transaction applies:

           --------------------------------------------------------------------

     (2)   Aggregate number of securities to which transaction applies:

           --------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

           --------------------------------------------------------------------

     (4)   Proposed maximum aggregate value of transaction:

           --------------------------------------------------------------------

     (5)   Total fee paid:

           --------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)   Amount Previously Paid:

          ---------------------------------------------------------------------

    (2)   Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

    (3)   Filing Party:

          ---------------------------------------------------------------------

    (4)   Date Filed:

          ---------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 20, 1997

                        ---------------------------------

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Medical Technology & Innovations, Inc., a Florida Corporation (the "Company"), will be held at the Eden Resort Inn, 222 Eden Road, Lancaster, Pennsylvania on Monday, January 20, 1997 at 2:00 p.m., Eastern Standard Time for the following purposes:

   1. To elect two directors to serve for the following three years and until successors have been elected and qualified.

   2. To act upon the ratification of the appointment of Simon Lever & Company as the Company's independent auditors for the 1997 fiscal year.

   3. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

Only stockholders of record at the close of business on November 21, 1996 shall be entitled to notice of and to vote at the Meeting or any adjournments thereof. All stockholders are cordially invited to attend the Meeting in person.

                                           By order of the Board of Directors



                                           Steven Gill
                                           Secretary

November 26, 1996
Lancaster, Pennsylvania



IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. MAIL THE SIGNED AND DATED PROXY TO:

         MEDICAL TECHNOLOGY & INNOVATIONS, INC.
         3125 NOLT ROAD
         LANCASTER, PA 17601

                      MEDICAL TECHNOLOGY & INNOVATIONS, INC
       ------------------------------------------------------------------

                                 PROXY STATEMENT
       -------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 20, 1997

                                     GENERAL
                                 --------------

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of Medical Technology & Innovations, Inc., a Florida corporation (the"Company"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Eden Resort Inn, 222 Eden Road, Lancaster, Pennsylvania on Monday, January 20, 1997 at 2:00 p.m., Eastern Standard Time, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders ("Notice of Meeting").

The Proxy Statement, Notice of Meeting and accompanying Proxy are first being mailed to stockholders on November 26, 1996.

                       VOTING SECURITIES AND VOTE REQUIRED
           -----------------------------------------------------------

Only stockholders of record at the close of business on November 21, 1996 are entitled to notice of and to vote the shares of common stock, no par value ("Common Stock"), of the Company held by them on such date at the Meeting or any and all adjournments thereof. As of September 30, 1996, 12,678,280 shares of Common Stock, were outstanding. There was no other class of voting securities outstanding at that date.

The presence, in person or by proxy, of the holders of majority of the outstanding shares of Voting Stock is necessary to constitute a quorum at the Meeting. Assuming that a quorum is present, (1) a plurality of votes cast will be required for election of directors and (2) the affirmative vote of the holders of a majority of the shares of Common Stock voting at the Meeting will be required to approve the ratification of the appointment of auditors.

Each share of Voting Stock held by a stockholder entitles such stockholder to one vote on each matter that is voted upon at the Meeting or any adjournments thereof.

With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect except that votes withheld will be counted toward determining the presence of a quorum for the transaction of business.

Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business. Abstentions may be specified on all proposals except that election of directors. With respect to all proposals other than the election of directors, abstentions will have the effect of a negative vote. A broker "non-vote" will have no effect on the outcome of any of the proposals.

If the accompanying Proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote "FOR" the Board of Directors' slate of nominees, and "FOR" ratification of the appointment of Simon Lever & Company as the Company's independent auditors for the 1997 fiscal year, and as recommended by the Board of Directors with regard to any other matters or if no such recommendation is given, in their own discretion. Each such proxy granted by a stockholder may be revoked by such stockholder at any time before it is exercised by filing with he Secretary of the Company a revoking instrument in the form of a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the Proxy attends the Meeting in person and so requests. Attendance at the Meeting will not, in itself, constitute revocation of the Proxy.

The cost of soliciting these proxies, consisting of the printing, handling, and mailing of the proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company.

In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

At the Meeting two (2) directors will be elected to serve for a three year term and until their successors are elected and qualified. The Board of Directors will vote all proxies received by them in the accompanying form for the nominees listed below. The current size of the Board of Directors of the Company is seven
(7). All of the directors were elected at the 1996 Annual Meeting. In the event any nominee is unable to or declines to serve at the time of the Meeting, the proxies will be voted for an alternative nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy statement, the Board of Directors is not aware of any nominee who is unable to will decline to serve as a director.

The following are the nominees for election as directors:

                                                First Year
Nominees            Position with Company       Elected Director       Age
---------------     -----------------------     ------------------     -----
John Behrmann       Director                    April 1996             61
Matthew Crimmins    Director                    April 1996             63


BUSINESS EXPERIENCE OF DIRECTORS

Mr. Feakins was elected to the Board in April of 1996. Since 1989, he has served as President of Medical Technology, Inc. (MTI) and in October 1995, became the President and Chief Executive Officer of Medical Technology & Innovations, Inc. From 1980 to 1986, he was the Managing Director of Craft Master, Limited, a South African corporation, which was a manufacturer and exporter of point of purchase display systems. Mr. Feakins received his degree in accounting and computer studies from the Royal Naval College, Ipswich, Suffolk, England.

Mr. Behrmann has been a director since April 1996. Mr. Behrmann is a director of First American Health Concepts, Inc., a public company in the optical insurance business and owner and operator of Evergreen Industries, Inc., a company with interests in commercial deer farming and real estate. He is also a stockholder and chairman of the board of Preston Reynolds & Co., Inc., an investment banking firm with special emphasis on the oil and gas industry and a stockholder and director of Redstone Resources, Inc., a company engaged in natural gas exploration. Mr. Behrmann was formerly a Senior Vice President, Chief Financial Officer, and director of Dentsply International, Inc., a health care company, is a C.P.A and holds a B.S. degree in Commerce and Finance from Bucknell University, Lewisburg, Pennsylvania.

Mr. Crimmins has been a director since April 1996. From 1965 to 1995, he was with Polaroid Corporation where he held a number of executive positions with responsibility in many functional areas including, commercial, technical, and manufacturing operations. He was a Senior Director of Polaroid at retirement. Mr. Crimmins received a B.S. (Physics) degree from Holy Cross, a M.S. (Electrical Engineering) degree from Northeastern, and a M.B.A. from Boston College.

Mr. Gill was elected to the Board in April 1996. Prior to becoming with the Company, he was an attorney engaged in the private practice of law. He is a member of Iowa State Bar. He is also a C.P.A., and from 1983 to 1989, he was an accountant and worked for Price Waterhouse, Arthur Andersen, and Motorola. Mr. Gill received his B.B.A. (Accounting), M.A. (Accounting), and J.D. degrees from the University of Iowa. Mr. Gill serves as Executive Vice President and Chief Financial Officer of the Company.

Mr. Hartman was elected to the Board in April 1996. Since October 1995, he has served as Senior Vice President of Sales and Marketing. From 1987 to 1995, he was a with the Jay Group and held a number of executive positions, including National Sales Manager and Vice President of Sales and Marketing. Mr. Hartman received his undergraduate degree from Juniata College.

Mr. Penaluna has been a director since April 1996 and is currently President and Chief Executive Officer of Credit Bureau Enterprises. He is also President and Chief Executive Officer of Paragon Solutions, Inc., a medical billing service company, and a director of Valichek, Inc. Mr. Penaluna received his undergraduate and graduate degrees from Mankato State University.

Mr. Scott was elected to the Board in April 1996. He is a Professor of Ophthalmology at the Iowa College of Medicine. Mr. Scott is a graduate of the University of Iowa.

BUSINESS EXPERIENCE OF SIGNIFICANT OFFICER

Robert Ballheim joined the Company in May 1993 as Executive Vice President of Engineering. From 1967 to 1993, he was with Chamberlain Manufacturing Corporation where he held a number of executive positions, including Director of the Ammunition Development Group, Vice President and General Manager, R & D Division, and Vice President, Engineering, Waterloo Division. Mr. Ballheim received his B.S. degree in mathematics from the University of Northern Iowa.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission (SEC). Officers, directors, and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all ownership forms they file.

Based solely on its review of the copies of such form received by it, or based upon representations that no Form 5 was required, Messrs Feakins, Ballheim, Gill, Hartman, Penaluna, and Scott did not timely file Forms 3, 4, or 5 for the fiscal year ending June 30, 1996 as follows:

Name                  No. of Late Reports        No. of  Late Transactions.
----                  -------------------        ------  ------------------

Jeremy Feakins                 3                             2
Robert Ballheim                3                             2
Steven Gill                    2                             1
George Hartman                 3                             2
Tom Penaluna                   2                             0
William Scott                  1                             0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From November 1995 to May 1996, Jeremy Feakins, President, Chief Executive Officer, and Director loaned the Company approximately $108,000. The above loan was an unsecured promissory note and was non-interest bearing. The above-described loan was repaid by the company in July 1996.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information concerning the compensation of the Company's Executive Officers whose compensation exceeded $100,000 for the fiscal year ending June 30, 1996.


-----------------------------------------------------------------------------------------------------------------------------------
Name and Principal          Fiscal          Annual Compensation                Long-Term Compensation                   All Other
     Position                Year                                                                                      Compensation
-----------------------------------------------------------------------------------------------------------------------------------
                                     Salary     Bonus     Other Annual                 Awards                Payouts
                                                          Compensation
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Restricted Stock   Options/SARs      LTIP
                                                                             Award(s)                        Payouts
-----------------------------------------------------------------------------------------------------------------------------------
J. Feakins,                 1996    $123,000      0          $212,500                         500,000           0           0
President and Chief
Executive Officer (1)
R. Ballheim,                1996      87,000      0            42,500                         500,000           0           0
Executive Vice
President of
Engineering

--------------------------

1. Mr. Feakins is furnished with an automobile for business and personal use. The compensation specified in the preceding table does not include the value of non-business use as the amount is not material.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

                               (Individual Grants)

-----------------------------------------------------------------------------------------------------------------------------------
Name               # of Shares Common       % of Total Options Granted to     Exercise of Base Price ($/share)  Expiration Date
                 Stock Underlying Options      Employees in Fiscal Year
                      Granted (1)
-----------------------------------------------------------------------------------------------------------------------------------
J. Feakins              500,000                          25%                              $1.50                      (2)
-----------------------------------------------------------------------------------------------------------------------------------
R. Ballheim             500,000                          25%                              $1.50                      (2)
-----------------------------------------------------------------------------------------------------------------------------------
S. Gill                 500,000                          25%                              $1.50                      (2)
-----------------------------------------------------------------------------------------------------------------------------------
G. Hartman              500,000                          25%                              $1.50                      (2)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------

1. Options become exercisable at the rate of 40,000 per calendar quarter, commencing June 30, 1996 for 11 quarters with 60,000 in the 12th quarter. Options not yet exercisable in the event of cessation of employment are forfeited by the individual participant unless there is a change of control of the Company. In which event, all options granted are immediately exercisable. The number of options granted to Mr. Hartman are dependent upon achieving certain sales targets and may be reduced, but not below 20,000 per calendar quarter.



2. The expiration dates for the options granted are two (2) years from the date the options become exercisable.


       AGGREGATED OPTION EXERCISES IN THE FISCAL YEAR ENDED JUNE 30, 1996
                        AND FISCAL YEAR END OPTION VALUES

--------------------------------------------------------------------------------------------------------------------------------
   Name         # of Shares Acquired     Value Realized   # of Shares of Common    Exercisable/Un-   Value of Unexercised
                      on Exercise                            Stock Underlying        exercisable     in-the-money Options
                                                          Unexercised Options @                        Exercisable/Un-
                                                            Fiscal Year End                             exercisable
--------------------------------------------------------------------------------------------------------------------------------
J. Feakins                0                    0                 500,000           40,000/460,000        60,000/690,000
-----------------------------------------------------------------------------------------------------------------------------------
R. Ballheim               0                    0                 500,000           40,000/460,000        60,000/690,000
-----------------------------------------------------------------------------------------------------------------------------------
S. Gill                   0                    0                 500,000           40,000/460,000        60,000/690,000
-----------------------------------------------------------------------------------------------------------------------------------
G. Hartman                0                    0                 490,064           30,064/460,000        45,096/690,000
-----------------------------------------------------------------------------------------------------------------------------------

1996 STOCK OPTION PLAN

In April of 1996, the Company's Shareholders approved the 1996 Stock Option Plan, which allows the Board of Directors to grant up to 3.0 million options. No options have been granted under the 1996 Stock Option Plan.

PRINCIPAL STOCKHOLDERS

The following table sets forth information concerning all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, (ii) the ownership interest of each director and nominee, and (iii) by all directors and executive officers as a group calculated as of September 30, 1996.


                                                   AMOUNT AND NATURE                        PERCENT OF
NAME                  POSITION                     OF BENEFICIAL OWNERSHIP(1)               OWNERSHIP
---------             -------------                -----------------------------            -----------------------
Jeremy Feakins        Director, Chief Executive      5,450,461 shs                          42.99%
                      Officer, and President

Robert Ballheim       Executive Vice President         145,837 shs                          1.15%
                      of Engineering

John Behrmann         Director                         100,000 shs                          0.79%

Matthew Crimmins      Director                               0                              0.00%


                                        6



Steven Gill           Director, Executive              110,000 shs                          0.87%
                      Vice President and
                      Chief Financial Officer

George Hartman        Director and Senior Vice          61,239 shs                          0.48%
                      President of Sales and
                      Marketing

Thomas Penaluna       Director                          92,172 shs (2)                      0.73%

William Scott         Director                               0                              0.00%

All Executive
Directors and
Officers as a Group                                  5,959,709                             47.01%

-------------------------------------

1.   Includes options exercisable within 60 days from September 30, 1996.

2. Includes 92,172 shares owned by a partnership in which Mr. Penaluna is a partner.

                                   PROPOSAL 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Company has appointed Simon Lever & Company as the Company's independent auditors for the fiscal year ending June 30, 1997. Simon Lever & Company has served as the Company's independent auditors since 1996.

A representative of Simon Lever & Company will be present at the Meeting to respond to appropriate questions and to make such statements as they may desire.

Ratification of the appointment of Simon Lever & Company as the Company's independent auditors for the 1997 fiscal year will require the affirmative vote of a majority of the shares of Common Stock voting at the Meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF SIMON LEVER AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1997 FISCAL YEAR.

                         FINANCIAL AND OTHER INFORMATION

All Stockholders of Record as of November 21, 1996 have or are currently being sent a copy of the Company's Annual Report for the Fiscal Year Ended June 30, 1996 (The "Annual Report"), which contains audited financial statements of the Company for the Fiscal Year Ended June 30, 1996, the Company's interim financial report for the Fiscal Quarter Ending September 30, 1996, which are unaudited, and the Company's 1996 Annual Report on Form 10-KSB/A as filed with the SEC. The above financial statements are deemed to be a part of the material for the solicitation of proxies.

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL HOLDER
OF ITS COMMON STOCK ON NOVEMBER 21, 1996 WHO DID NOT RECEIVE A COPY
OF THE COMPANY'S ANNUAL REPORT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB/A FOR THE FISCAL YEAR ENDED JUNE 30, 1996 AS FILED WITH THE SEC. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO THE SECRETARY , MEDICAL TECHNOLOGY & INNOVATIONS, INC., 3125 NOLT ROAD, LANCASTER, PA 17601.

                                  OTHER MATTERS

Stockholder proposals must be received by the Secretary of the Company, for inclusion in the Company's proxy materials relating to the 1997 Annual Meeting of Stockholders by April 15, 1997.

As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the meeting, other than that which has been referred to above. As to other business, if any, that may come before the meeting, it is intended that Proxies in the enclosed form will be voted in respect thereof, in accordance with the judgment of the person or persons voting the Proxies.

                                              By order of the Board of Directors



                                               Steven Gill, Secretary
                                               November 26, 1996.


STOCKHOLDERS ARE URGED TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY TO MEDICAL TECHNOLOGY & INNOVATIONS, INC., 3125 NOLT ROAD, LANCASTER, PA 17601. PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                     MEDICAL TECHNOLOGY & INNOVATIONS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 20, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of MEDICAL TECHNOLOGY & INNOVATIONS, INC., a Florida Corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated November 26, 1996, and hereby constitutes and appoints STEVEN GILL the proxy(ies) of the undersigned to vote all shares of Voting Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

1.  The election of two (2) directors nominated by the Board of Directors:

    [ ] FOR all nominees listed below      [ ] WITHHOLD AUTHORITY to
        (except as indicated)                    vote for all nominees listed
                                                 below

    John Behrmann and Matthew Crimmins

    (Instruction: To withhold authority to vote for any individual nominee or nominees write such nominee's or nominees, names in the space provided below)


    ---------------------------------------------------------------------------

2. The ratification of the appointment of Simon Lever & Company as the Company's independent auditors for the 1997 fiscal year:

    [ ] FOR         [ ] AGAINST           [ ] ABSTAIN

This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR each of the above proposals.

                                        Dated:                  , 199_

                                        [Place Proxy Label Here]


                                        ----------------------------------
                                        (Signature)


                                        ----------------------------------
                                        (Signature)


                                        Please sign you name exactly
                                        as it appears hereon. When
                                        signing as attorney, executor
                                        administrator, trustee or
                                        guardian, please give your
                                        full title as it appears
                                        hereon. When signing as joint
                                        tenants, all parties in the
                                        joint tenancy must sign. When
                                        a proxy is given by a
                                        corporation, it should be
                                        signed by an authorized
                                        officer and the corporate
                                        seal affixed. No postage is
                                        required if returned in the
                                        enclosed envelope and mailed
                                        in the United States.

                                        PLEASE SIGN, DATE AND MAIL THIS PROXY
                                        TO: MEDICAL TECHNOLOGY &
                                        INNOVATIONS, INC., 3125 NOLT ROAD,
                                        LANCASTER, PA 17601.